Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions
Acquisitions

From time to time, we acquire and invest in companies throughout the world, including franchises. The total cash consideration paid for acquisitions, net of cash acquired, for the years ended December 31, 2016, 2015 and 2014 was $57.6, $260.5 and $32.0, respectively. Goodwill and intangible assets resulting from the 2016 acquisitions, the majority of which took place in the Netherlands and Norway, were $24.4 and $6.6, respectively, as of December 31, 2016.

On September 3, 2015, we acquired 7S Group GmbH (“7S”), for total consideration, net of cash acquired, of $140.4 (€125.3) plus contingent consideration based on the financial results of the company and other factors, which are being finalized. In addition, we incurred approximately $3.4 of transaction costs associated with the acquisition during the year ended December 31, 2015, which have been recorded in selling and administrative expenses. Based primarily in Germany, 7S is a highly specialized provider of human resource services focusing on a number of core sectors including skilled trades, engineering and IT. Of the $153.0 (€136.5) of net acquired assets, $48.8 (€43.5) was recorded as finite-lived intangible assets, of which $44.2 (€39.4) was assigned to customer relationships and will be amortized over 10 years using the straight line method. The customer relationships were $41.4 (€38.1) and $36.0 (€34.2) as of December 31, 2015 and 2016, respectively. Total amortization expense related to this intangible asset in each of the next five years is $4.2. The fair value of $119.1 (€106.2), which was not directly attributable to any specific assets or liabilities, was assigned to goodwill as part of the Germany reporting unit.

Goodwill and intangible assets resulting from the remaining 2015 acquisitions, the majority of which took place in Australia, Canada and the Netherlands, were $108.7 and $28.5, respectively, as of December 31, 2015.